                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               DW HIGH YIELD SECURITIES
                              30 day Yield as of 8/31/97
                                       CLASS A



                                   6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



WHERE:   a = Dividends and interest earned during the period

         b = Expenses accrued for the period

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The maximum offering price per share on the last day of the period


                                                            6
YIELD = 2{ [(( 11,514.55-893.85)/176,987.776*7.11642)+1] -1}

    =    10.334539%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               DW HIGH YIELD SECURITIES
                              30 day Yield as of 8/31/97
                                       CLASS B



                                   6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



WHERE:   a = Dividends and interest earned during the period

         b = Expenses accrued for the period

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The maximum offering price per share on the last day of the period


                                                                 6
YIELD = 2{ [(( 82,623.96-9,734.31)/1,269,451.076*6.813040)+1] -1}

    =    10.328725%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               DW HIGH YIELD SECURITIES
                              30 day Yield as of 8/31/97
                                       CLASS C



                                   6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



WHERE:   a = Dividends and interest earned during the period

         b = Expenses accrued for the period

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The maximum offering price per share on the last day of the period


                                                              6
YIELD = 2{ [(( 30,136.89-3,808.32)/463,202.186*6.81502)+1] -1}

    =    10.219566%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               DW HIGH YIELD SECURITIES
                              30 day Yield as of 8/31/97
                                       CLASS D



                                   6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



WHERE:   a = Dividends and interest earned during the period

         b = Expenses accrued for the period

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The maximum offering price per share on the last day of the period


                                                                   6
YIELD = 2{ [(( 4,570,903.16-264,082.24)/70,388,632.81*6.765)+1] -1}

    =    11.101839%

         SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS RESTATED
               FOR 12B-1 FEE DEAN WITTER HIGH YIELD SECURITIES - CLASS A


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             ERV        |
                      T =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

                     T = AVERAGE ANNUAL COMPOUND RETURN
                     n = NUMBER OF YEARS
                    ERV = ENDING REDEEMABLE VALUE
                     P = INITIAL INVESTMENT



                                                                                    (A)
   $1,000         ERV AS OF          AGGREGATE              NUMBER OF              AVERAGE ANNUAL
  INVESTED - P       31-Aug-97       TOTAL RETURN           YEARS - n              COMPOUND RETURN - T
---------------   -------------      ------------           ----------             ---------------
  31-Aug-96         $1,098.60               9.86%                   1                    9.86%

  31-Aug-92         $1,669.80              66.98%                   5                   10.80%

  31-Aug-87         $1,836.30              83.63%                  10                    6.27%




(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             EV         |
                      t =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

                               EV
                      TR = ----------  - 1
                               P


    t = AVERAGE ANNUAL COMPOUND RETURN
     (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)



                                          (C)                                       (B)
 $1,000           EV AS OF              TOTAL               NUMBER OF              AVERAGE ANNUAL
INVESTED - P          31-Aug-97         RETURN - TR         YEARS - n              COMPOUND RETURN - t
---------------   -------------         -----               ----------             ----------------------

  31-Aug-96         $1,147.30              14.73%                   1                             14.73%

  31-Aug-92         $1,743.90              74.39%                   5                             11.76%

  31-Aug-87         $1,917.80              91.78%                  10                              6.73%


(E)      GROWTH OF $10,000*
(F)      GROWTH OF $50,000*
(G)      GROWTH OF $100,000*

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                   TOTAL           GROWTH OF                  GROWTH OF                    GROWTH OF
INVESTED - P       RETURN - TR     $10,000 INVESTMENT - E     $50,000 INVESTMENT - F       $100,000 INVESTMENT - G
-------------      -----           -------      ---------     --------              ---    -------

  26-Sep-79            428.06          $50,562                    $254,789                      $513,538



*SINCE INCEPTION : ORIGINAL VALUE $9,575,$48,250 & $97,250 ADJUSTED FOR 4.25%,3.50% AND 2.75% SALES CHARGES, RESPECTIVELY.

         SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
             DEAN WITTER HIGH YIELD SECURITIES (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             ERV        |
                      T =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

         T = AVERAGE ANNUAL COMPOUND RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT




                                                                                                 (A)
 $1,000           ERV AS OF         AGGREGATE                    NUMBER OF                     AVERAGE ANNUAL
INVESTED - P         31-Aug-97      TOTAL RETURN                 YEARS - n                     COMPOUND RETURN - T
-------------     --------------   ----------                    ----------                    -------------

  28-Jul-97           $956.30          - 4.37%                         0.09                            NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             EV         |
                      t =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

                               EV
                      TR = ----------  - 1
                               P


    t = AVERAGE ANNUAL COMPOUND RETURN
     (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)





                                      (C)                                                (B)
  $1,000        EV AS OF             TOTAL                 NUMBER OF                    AVERAGE ANNUAL
INVESTED - P          31-Aug-96      RETURN - TR           YEARS - n                    COMPOUND RETURN - t
-------------   ---------------      -----                 ----------------             --------------------

  28-Jul-97         $1,006.20            0.62%                        0.09                            NA




(E)      GROWTH OF $10,000
(F)      GROWTH OF $50,000
(G)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION





                   TOTAL           GROWTH OF                GROWTH OF                    GROWTH OF
INVESTED - P       RETURN - TR     $10,000 INVESTMENT - E   $50,000 INVESTMENT - F       $100,000 INVESTMENT - G
-------------      -----           -------     ----------   -------               -----  -------

  28-Jul-97               0.62         $10,062                       $50,310                      $100,620


         SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
             DEAN WITTER HIGH YIELD SECURITIES (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             ERV        |
                      T =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

         T = AVERAGE ANNUAL COMPOUND RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT



                                                                                    (A)
   $1,000        ERV AS OF          AGGREGATE               NUMBER OF              AVERAGE ANNUAL
  INVESTED - P      31-Aug-97       TOTAL RETURN            YEARS - n              COMPOUND RETURN - T
---------------  -------------      ------------            ----------             ---------------

  28-Jul-97           $996.20             -0.38%                 0.09                       NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             EV         |
                      t =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

                               EV
                      TR = ---------  - 1
                               P


    t = AVERAGE ANNUAL COMPOUND RETURN
     (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)



                                      (C)                                                (B)
  $1,000        EV AS OF             TOTAL                 NUMBER OF                    AVERAGE ANNUAL
INVESTED - P          31-Aug-96      RETURN - TR           YEARS - n                    COMPOUND RETURN - t
-------------   ---------------      -----                 ----------------             --------------------

  28-Jul-97         $1,006.20            0.62%                            1                           NA


(E)      GROWTH OF $10,000
(F)      GROWTH OF $50,000
(G)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



                   TOTAL           GROWTH OF                GROWTH OF                    GROWTH OF
INVESTED - P       RETURN - TR     $10,000 INVESTMENT - E   $50,000 INVESTMENT - F       $100,000 INVESTMENT - G
-------------      -----           -------     ----------   -------               -----  -------

  28-Jul-97              0.62          $10,062                       $50,310                      $100,620


FINAL DATE:          31-Aug-97

         SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
             DEAN WITTER HIGH YIELD SECURITIES - CLASS D




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN(NO LOAD FUND

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             ERV        |
                      T =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

         T = AVERAGE ANNUAL COMPOUND RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT



                                      (B)                                                  (A)
  $1,000       ERV AS OF            TOTAL                  NUMBER OF                      AVERAGE ANNUAL
INVESTED - P         31-Aug-97      RETURN - TR            YEARS - n                      COMPOUND RETURN - T
-------------  ---------------      --------               ----------------               --------------------

  31-Aug-96         $1,150.10         15.01%                              1                       15.01%

  31-Aug-92         $1,765.50         76.55%                              5                       12.04%

  31-Aug-87         $1,966.00         96.60%                             10                        6.99%




(C)      GROWTH OF $10,000
(D)      GROWTH OF $50,000
(E)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                   TOTAL           (C) GROWTH OF            (D) GROWTH OF                (E) GROWTH OF
INVESTED - P       RETURN - TR     $10,000 INVESTMENT - G   $50,000 INVESTMENT - G       $100,000 INVESTMENT - G
------------       -----------     ----------------------   ----------------------       -----------------------

  26-Sep-79            452.03          $55,203                      $276,015                      $552,030


         SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
             DEAN WITTER HIGH YIELD SECURITIES - CLASS D




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             ERV        |
                      T =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                   ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT


                                                                       (A)
   $1,000        ERV AS OF        AGGREGATE         NUMBER OF         AVERAGE ANNUAL
  INVESTED - P      31-Aug-97     TOTAL RETURN      YEARS - n         COMPOUND RETURN - T
---------------  -------------    ------------      ----------        ---------------

  31-Aug-96         $1,086.80       8.68%                  1                 8.68%

  31-Aug-92         $1,668.40      66.84%                  5                10.78%

  31-Aug-87         $1,857.80      85.78%                 10                 6.39%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                            _                              _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |             EV         |
                      t =  |    \  |        -------------   |  - 1
                           |     \ |              P         |
                           |      \|                        |
                           |_                              _|

                                  EV
                      TR =  ---------- - 1
                                   P


                t = AVERAGE ANNUAL COMPOUND RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)



                                       (C)                                                    (B)
  $1,000           EV AS OF           TOTAL                   NUMBER OF                      AVERAGE ANNUAL
INVESTED - P         31-Aug-97        RETURN - TR             YEARS - n                      COMPOUND RETURN - t
-------------      -----------        --------                -------------                  --------------------

  31-Aug-96         $1,150.10             15.01%                          1                       15.01%

  31-Aug-92         $1,765.50             76.55%                          5                       12.04%

  31-Aug-87         $1,966.00             96.60%                         10                        6.99%




(E)      GROWTH OF $10,000*
(F)      GROWTH OF $50,000*
(G)      GROWTH OF $100,000*

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION




                     TOTAL           GROWTH OF                GROWTH OF                    GROWTH OF
INVESTED - P         RETURN - TR     $10,000 INVESTMENT - E   $50,000 INVESTMENT - F       $100,000 INVESTMENT - G
------------         ---------       ----------------------   ----------------------       -----------------------

  26-Sep-79            452.03            $52,167                  $264,284                      $534,089


*SINCE INCEPTION : ORIGINAL VALUE $9,450,$47,875 & $96,750 ADJUSTED FOR 5.50%,4.25% AND 3.25% SALES CHARGES, RESPECTIVELY.